Exhibit 10.49


                       AMENDMENT AND SETTLEMENT AGREEMENT

     This Amendment and Settlement Agreement (this "Amendment") with respect to that certain Asset Purchase Agreement (the "Purchase Agreement") dated November 30, 2005 by and between MedSolutions, Inc., a Texas corporation (the "Company"), and Positive Impact Waste Solutions, LLC, a Delaware limited liability company ("PIWS," and collectively with the Company, the "Parties," and each individually a "Party"), is entered into by the Company and PIWS on June 30, 2006. All capitalized terms used but not defined herein shall have the respective meanings assigned to them by the Purchase Agreement.

     WHEREAS, the Parties agree that it would be in each of their best interests to amend Section 5.07 of the Purchase Agreement, in accordance with Section 9.10 thereof, relating to certain of PIWS' service and upgrade obligations with respect to the Purchased Units;

     WHEREAS, PIWS was required to assign and deliver certain customer contracts pursuant to Section 5.09 of the Purchase Agreement; and

     WHEREAS, the Parties desire to settle certain disputes relating to adjustments to the Purchase Price pursuant to Section 5.09 of the Purchase Agreement.

     NOW,  THEREFORE,   in  consideration  of  the  mutual  provisions  of  this
Amendment, and other legal consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

     1. Amendment to Section 5.07 of the Purchase Agreement. Section 5.07 of the Purchase Agreement is hereby amended by deleting the entire text thereof and by substituting in its place the following language:

     Units and Equipment. The Seller hereby grants the Buyer a full 90-day warranty from the Closing Date for all non-consumable equipment and parts contained within the Purchased Units with serial numbers 4, 5, 6 and 7. The Seller further agrees to service and upgrade the Purchased Units, at no charge to the Buyer except as otherwise set forth on Schedule 5.07, in accordance with the schedule set forth on Schedule 5.07 attached to this Amendment. The Seller shall upgrade, at no charge to the Buyer, the Purchased Units with serial numbers 4, 5 and 6 with breakaway assemblies, and the Purchased Units with serial numbers 5 and 6 with floor mounted hoppers. The Seller shall provide the Buyer, at no charge to the Buyer, with the first set of replacement teeth (both shaft and tube) for any of the Purchased Units with teeth that were installed before October 1, 2005. All service and upgrades set forth in this Section 5.07 and on Schedule
     5.07 will be completed by PIWS no later than September 30, 2006 assuming such units are made available by the Buyer when requested by PIWS; provided, however, that PIWS shall give the Buyer at least seven days' prior written notice of the date on which it desires to perform any such service and upgrades; provided further, however, that in the event that PIWS is required to replace rather than repair the pre-grind tubes for the Purchased Units with serial numbers 4 and 5, the Buyer shall grant PIWS a reasonable period of time beyond September 30, 2006 to perform such services.

     2. Agreement Regarding Assignment of Customer Contracts. Each of the Company and PIWS hereby agree that the Company shall, effective immediately, deduct an aggregate amount of $195,000.00 from the Purchase Price pursuant to
Section 5.09 of the Purchase Agreement as follows: $65,000.00 of such amount shall be deducted from the principal amount of the $300,000 Note; $65,000.00 of such amount shall be deducted from the principal amount of the $550,000 Note; and $65,000.00 of such amount shall be deducted from the Shares by redemption and cancellation of 52,000 Shares at the Share Value for no consideration. Each of the Company and PIWS hereby agree that PIWS shall have no further obligations or liabilities pursuant to Section 5.09 of the Purchase Agreement except as set forth in the immediately preceding sentence. Any amounts which the Company has previously taken as deductions against the Purchase Price that are not in compliance with the final deduction noted above shall be immediately adjusted. Any excess funds owed related to these previously taken deductions will be paid upon execution of this agreement.

     3. No Further Amendments. All other representations, warranties, covenants, terms, and conditions of the Purchase Agreement shall remain in full force and effect.

     4. No Other Non-Compliance. The Company and PIWS agree that, except for the items set forth in 1. and 2. above, to the actual knowledge of the Company, there are no other areas of non-compliance with the terms of the Purchase Agreement; provided, however that the Company makes no such agreement with respect to the representations and warranties set forth in Section 3.17(b) regarding the ability of the Purchased Units to process not less than 1,500 pounds of waste per hour, which ability the Company hereby reserves the right to continue to evaluate. Except as set forth in the immediately preceding sentence, the Company and PIWS agree that compliance with this Amendment cures any alleged non-compliance with the original Purchase Agreement dated November 30, 2005.

     IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the date first written above.

                                            THE COMPANY:
                                            -----------

                                            MEDSOLUTIONS, INC.


                                            /s/ Matthew H. Fleeger
                                            ------------------------------------
                                            Matthew H. Fleeger, President & CEO


                                            PIWS:
                                            ----

                                            POSITIVE IMPACT WASTE SOLUTIONS, LLC


                                            /s/ Tim Spencer
                                            ------------------------------------
                                            Tim Spencer, President














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                                  Schedule 5.07

                         Service and Upgrade Obligations



Unit #4
     Repair floor
     Fix Pre-Grind Tube
     Inspect Hydralic Lines
     Replace Teeth
     Replace 2 side doors
     Remove back door
     Install Breakaway Hub Assembly
     Blown left seal
     Hopper door repair
     Hopper seal J box replacement
     Radiation detector inspection and repair
     Auger top plate repair
     Repair loose sides on trailer
     Repair crack on hopper
     Paint interior
     Repair exterior damage and replace damaged parts and exterior panels
     Remove exterior decals and clean
     Install new decals at MedSolutions' expense (artwork to be provided by MedSolutions)
     Replace pre-grind tubes (repair only if approved by MedSolutions)


Unit #5
     Floor inspection
     Repair crack on hopper
     Install Breakaway Hub Assembly
     Install Floor-mounted Cold-Ster Hopper
     Inspect trailer
     Radiation detector inspection and repair
     Paint interior
     Repair exterior damage and replace damaged parts and exterior panels
     Remove exterior decals and clean Install new decals at MedSolutions' expense (artwork to be provided by MedSolutions)
     Replace pre-grind tubes (repair only if approved by MedSolutions)

Unit #6
     Teeth replacement
     Install Breakaway Hub Assembly
     Install Floor-mounted Cold-Ster Hopper
     Radiation detector inspection and repair
     Inspect trailer
     Paint interior
     Repair exterior damage and replace damaged parts and exterior panels
     Remove exterior decals and clean Install new decals at MedSolutions' expense (artwork to be provided by MedSolutions)
     Replace flighting

     Unit #7
     Radiation detector inspection and repair
     Short in control box repair
     Repair exterior damage and replace damaged parts and exterior panels
     Remove exterior decals and clean Install new decals at MedSolutions' expense (artwork to be provided by MedSolutions)